SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K

   REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                       EXCHANGE ACT OF 1934

                    COMMISSION FILE NO. 0-32443

                          March 22, 2002
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                   HORNBLOWER INVESTMENTS, INC.


         COLORADO                                98-551110
(STATE OR OTHER JURISDICTION OF         I.R.S. EMPLOYER IDENTIFICATION NUMBER
INCORPORATION OR ORGANIZATION)

       3215 MATHERS AVENUE, WEST VANCOUVER, BC      V7V 2K6
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                           604 913-8358
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                    VOCAL COMMUNICATIONS, INC.
                        REPORT ON FORM 8-K
                         TABLE OF CONTENTS



PAGE

Item  5        Other Events.............................3

Item  7        Financial Statements and Exhibits....    3

Signatures..............................................3

Exhibit 2.1.............................................4

Exhibit 2.2.............................................16

Exhibit 2.3.............................................18

Exhibit 20.1............................................20

Exhibit 20.2............................................23

ITEM 5. OTHER EVENTS

The registrant entered into an Agreement and Plan of Merger with Danbury Financial Corp., an Ontario, Canada corporation. Hornblower Investments, Inc. will be the surviving corporation of the merger. The terms of the Agreement call for shareholders of Danbury to convert their shares of common stock, no par value per share, for the right to receive twenty (20) shares of the common stock, par value $.001 per share of Hornblower. The transaction was subject to the approval of Danbury shareholders.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On March 23rd, 2002, Sandy Winick, President of Danbury Financial Corp was appointed to the registrant's Board of Directors and Inge L.E. Kerster, until that date, the sole officer and director of Hornblower Investments, Inc. tendered her resignation. A copy of Ms. Kerster's resignation is included as Exhibit 1.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Financial Statements of Danbury Financial Corp.
are included in this filing as Exhibit 1.1

         (b)      EXHIBITS
       1.2  Resignation of director.

                  2.1      Agreement and Plan of Merger, dated
March 22, 2002, among Hornblower Investments, Inc. Danbury
Financial Corp., and the shareholders of Danbury.

                  2.2      Plan of Merger, dated March 22, 2002,
pursuant to an Agreement and Plan of Merger, dated March 22, 2002, between Danbury Financial Corp. and Hornblower Investments, Inc.

                  2.3      Articles of Merger, dated March 22,2002.

                  20.1     Unanimous Consent in lieu of a special
meeting of the Board of Directors of Hornblower Investments, Inc.

                  20.2     Unanimous Consent in lieu of a special
meeting of the Board of Directors and shareholders of Danbury
Financial Corp.







       THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK
SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 8, 2002                          HORNBLOWER
INVESTMENTS, INC.


                                            By:    /S/  Sandy Winick
                                                        Sandy Winick,
                                          Chairman, President and CEO






                            EXHIBIT 1.1


                      DANBURY FINANCIAL CORP.

                       FINANCIAL STATEMENTS
                      DANBURY FINANCIAL CORP.








                           AUDIT REPORT

                           May 31, 2001

























                     Janet Loss, C.P.A., P.C.
                    Certified Public Accountant
                    1780 Bellaire, Suite 500
                     Denver, Colorado 80222






                    DANBURY FINANCIAL CORP.

                   INDEX TO FINANCIAL STATEMENTS



                       TABLE OF CONTENTS



ITEM                                                         PAGE

Report of Certified Public Accountant..................................  1


Balance Sheets, May 31, 2001 and 2000...............................     2

Statement of Operations, for the year ended May 31, 2001
And for the period June 3, 1999 (Inception)
Through May 31, 2001.................................................    3

Statement of Stockholders' Equity (Deficit), June 3, 1999
(Inception) Through May 31,2001........................................  4

Statement of Cash Flows for the year ended May 31, 2001
And for the period From June 3, 1999 (Inception) Through May 31,2001...  5

Notes to Financial Statements.........................................   6















                     Janet Loss, C.P.A., P.C.
                    Certified Public Accountant
                  1780 South Bellaire, Suite 500
                      Denver, Colorado 80222
                          (303) 782-0878

                   INDEPENDENT AUDITOR'S REPORT

Board of Directors
Danbury Financial Corp.
4122 Bathurst Street
Toronto, Ontario M4N 3P2
Canada

I have audited the accompanying Balance Sheet of Danbury Financial Corp. as at May 31, 2001 and the Statements of Operations, Stockholders' Equity, and Cash Flows for the years ended May 31, 2001 and 2000 and for the period June 3, 1999 (Inception) through May 31, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

My audit was made in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance as to whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Danbury Financial Corp. as of May 31, 2001, and the results of its operations and changes in its cash flows for the period from June
3, 1999 (Inception) through May 31, 2001, in conformity with generally accepted accounting principles.

/s/Janet Loss
Janet Loss, C.P.A., P.C.
December 29, 2001







                      DANBURY FINANCIAL CORP.

                          BALANCE SHEETS
                    AS AT MAY 31, 2001 AND 2000

                                                  2001        2000
                              ASSETS

CURRENT ASSETS
     CASH IN BANK                           $   67,967    $  2,339
     LOANS RECEIVABLE                          433,483     133,315

TOTAL CURRENT ASSETS                           501,450     135,654

FIXED ASSETS
     OFFICE FURNISHINGS                          2,079       2,079
     COMPUTER EQUIPMENT                          2,050       2,050

TOTAL FIXED ASSETS                               4,129       4,129

OTHER ASSETS
     INCORPORATION COSTS                           485         485

TOTAL ASSETS                                   506,064     140,268

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     ACCOUNTS PAYABLE                                0       2,683
     LOANS PAYABLE                             500,960     132,512

TOTAL CURRENT LIABILITIES                      500,960     135,195

STOCKHOLDERS' EQUITY
     COMMON STOCK NO PAR VALUE:
     UNLIMITED SHARES AUTHORIZED
     300,000 SHARES ISSUED AND OUTSTANDING          65         65

     RETAINED EARNINGS                           5,039      5,008

     TOTAL STOCKHOLDERS' EQUITY                  5,104      5,073

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 506,064   $140,268

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                         DANBURY FINANCIAL CORP.

                      STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED MAY 31, 2001
   AND THE PERIOD FROM JUNE 3, 1999 (INCEPTION) TO MAY 31, 2000

                                                  2001      2000
REVENUES
     FEE INCOME                            $    44,563 $  72,265
     INTEREST INCOME                            28,245     3,966
     OTHER                                         485    12,766

     TOTAL REVENUES                             73,293    88,997

OPERATING EXPENSES
     INTEREST EXPENSE                       (   15,104) (  8,072)

TOTAL OPERATING REVENUES                        58,189    80,925

GENERAL AND ADMINISTRATIVE EXPENSE
     POWER PLANT                                     0    31,948
     LEGAL FEES                                 16,596     6,567
     REFERRAL FEES                              32,191    20,749
     RENT                                        6,473     1,619
     OFFICE EXPENSES                             2,898    15,034

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES    (  58,158) ( 75,917)

NET PROFIT FOR THE PERIOD                      $    31  $  5,008

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING                          300,000   300,000









  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                            STATEMENTS
                      DANBURY FINANCIAL CORP.

                 STATEMENT OF STOCKHOLDERS' EQUITY
              FOR THE PERIOD JUNE 3, 1999 (INCEPTION)
                          TO MAY 31, 2001


                           COMMON     COMMON               TOTAL
                           STOCK      STOCK    RETAINED  STOCKHOLDER'S
                         NUMBER OF    AMOUNT              EQUITY
                           SHARES              EARNINGS

COMMON STOCK
ISSUED JUNE 3,1999         3,000        65        0         65
FOR CASH

SHARES ISSUED APRIL 16,
2000 REFLECTING 100:1     297000         0        0          0
FORWARD SHARE SPLIT

NET PROFIT FOR THE
PERIOD ENDED                   0        0         5,008      5,008
MAY 31, 2000

___________________________________________________________________
BALANCES MAY 31, 2000     300000        65        5,008      5,008


NET PROFIT FOR THE
YEAR ENDED MAY 31, 2001        0         0        5,039      5,039


___________________________________________________________________
BALANCES MAY 31, 2001    300,000        65       10,047     10,112







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS



                      DANBURY FINANCIAL CORP.

                     STATEMENTS OF CASH FLOWS
                  FOR THE YEAR ENDED MAY 31, 2001
            AND FOR THE PERIOD JUNE 3, 1999 (INCEPTION)
                          TO MAY 31, 2000


                                                    2001         2000

CASH FLOWS FROM (TO) OPERATIONS
     NET PROFIT FOR THE PERIODS             $         31     $   5008
     LESS NON-CASH WORKING CAPITAL ITEMS
     NET (INCREASE) IN LOANS RECEIVABLE         (300,168)    (133,315)
     NET INCREASE IN LOANS PAYABLE               368,448      132,512
     NET INCREASE (DECREASE) IN ACCOUNTS PAYABLE  (2,683)       2,683

NET CASH FLOWS FROM (TO) OPERATING ACTIVITIES     65,628        6,888

CASH FLOWS FROM (TO) FINANCING ACTIVITIES
     ISSUANCE OF COMMON STOCK                          0           65

CASH FLOWS FROM (TO ) INVESTING ACTIVITIES
     PURCHASE OF FURNITURE AND COMPUTERS               0       (4,129)
     COST OF INCORPORATION                             0   (      485)

TOTAL CASH FLOWS FROM (TO) INVESTING ACTIVITIES        0       (4,614)

NET INCREASE IN CASH                              65,628        2,339
CASH BEGINNING OF THE PERIOD                       2,339            0

CASH END OF PERIOD                             $  67,967   $    2,339









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS






                            EXHIBIT 1.2



                      RESIGNATION OF DIRECTOR

March 23, 2002



The Board of Directors
Hornblower Investments, Inc.
3215 Mathers Avenue
West Vancouver, BC V7V 2K6

Sir:

Please let this letter serve as my resignation from the Board of Directors of Hornblower Investments, Inc.


Thank you

Yours Truly

/S/ Inge L.E. Kerster
     Inge L.E. Kerster






                            EXHIBIT 2.1



                   AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of February 22, 2002, among HORNBLOWER INVESTMENTS INC., a Colorado corporation ("Hornblower"), Danbury Financial Corp., a corporation formed under the laws of the Province of Ontario, Canada ("Danbury") and the shareholders of Danbury identified on Exhibit A attached hereto and incorporated by this reference (the "Shareholders").

                             RECITALS

     WHEREAS, upon the closing of the transactions contemplated by that certain Acquisition Agreement by and among Danbury, Hornblower and the persons listed on Schedule A thereto (the "Acquisition Agreement"), Danbury became the owner of more than ninety percent (90%) of each class of the outstanding voting securities of Hornblower;

     WHEREAS, the board of directors and shareholders of Danbury believe it to be in the best interests of the corporation to merge with Hornblower;

     WHEREAS, the board of directors of Hornblower believes it to be in the best interest of the corporation to merge with Danbury;

     WHEREAS, to effect such transaction in accordance with Sections 7-111-104 of the Colorado Revised Statutes and Sections
B.16 s.182.2 of the Ontario Revised Statutes, the board of directors and shareholders of Danbury and the board of directors of Hornblower have approved the transaction (the "Merger") subject to the terms and conditions of this agreement;

     WHEREAS, to effect the Merger, each share of common stock of Danbury will be converted into one (1) share of common stock of Hornblower upon the terms and subject to the conditions set forth herein;

     WHEREAS, each of the parties hereto desires to make certain representations, warranties, covenants and agreements in connection with the Merger;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                           I. THE MERGER

     1. The Merger. Upon the terms and conditions hereof, and in accordance with the Colorado Revised Statutes (the "CRS") and the Ontario Revised Statutes (the "ORS"), Danbury shall be merged into Hornblower at the Effective Time. Following the Merger, the separate existence of Danbury shall cease; Hornblower shall continue as the surviving corporation (the "Surviving Corporation"); and the name of the Surviving Corporation shall be changed to "Danbury Financial Corp".

     2. Closing. The closing of the Merger (the "Closing") shall take place at 10:00 a.m., on March 25, 2002 or on any other date agreed to by each of the parties (the "Closing Date"), at the offices of Sandringham Investments Limited, 3215 Mathers Avenue, West Vancouver, BC V7V 2K6 Canada or at any other place agreed to by each of the parties.

     3. Effective Time. As soon as practicable on or after the Closing Date, the parties shall file the Articles of Merger with the Secretary of the State of Colorado and the corresponding authorities in the Province of Ontario. The Merger shall become effective when the Articles of Merger have been duly filed or, if later, as soon as any notice period mandated by any applicable merger statute has elapsed.

     4. Effect of Merger. The Merger shall have the effects set forth in Section 7-111-104 of the CRS and Section B.16s.184(7) of the ORS.

     5. Articles of Incorporation. The Articles of Incorporation of Hornblower, as in effect immediately prior to the Effective time, shall be the Articles of Incorporation of the Surviving Corporation provided, however, the name of the Surviving Corporation shall be changed to Danbury Financial, Inc.

     6. Exchange Provisions. As soon as practicable after the Effective Time, the holder of any outstanding certificate which prior to the Effective Time had represented shares of Danbury common stock shall, upon surrender to the Surviving Corporation, be entitled to a certificate representing the number of common shares of the Surviving Corporation into which the aggregate number of shares of Danbury common stock previously represented by such surrendered certificate shall have been converted pursuant to this agreement.

     7. No Registration. The shares of common stock of the Surviving Corporation issued in connection with the Merger shall not be registered under the Securities Act of 1933 and may bear an appropriate legend. Accordingly a transfer, sale, assignment, pledge, hypothecation or other disposition of such shares may be restricted.

               II. EFFECT OF MERGER ON CAPITAL STOCK

            1. Danbury. As of the Effective Time, by virtue of the Merger, and without any action on the part of any holder of any of the shares of the capital stock of Danbury, each share of capital stock of Danbury issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for twenty
(20) shares of common stock of the Surviving Corporation. In the aggregate, six million (6,000,000) shares shall be issued to the shareholders of Danbury.

     2. Cancellation of Treasury Stock. Each share of Hornblower capital stock owned by Hornblower and each share of Danbury capital stock owned by Danbury shall be automatically cancelled and no shares of the capital stock of the Surviving Corporation shall be issued in exchange.


                III. REPRESENTATIONS AND WARRANTIES

     1. Hornblower. Hornblower hereby represents and warrants that:

     A. Hornblower is a corporation duly organized and validly existing under the laws of the
State of Colorado.

     B. There are Five Hundred and Sixty Thousand shares of common stock issued and outstanding and, as far as the records of Hornblower reflect. The outstanding shares of common stock have been duly authorized, validly issued, and fully paid and are non-assessable and are not subject to preemptive rights. Except for the outstanding shares of common stock, Hornblower has no securities outstanding. There are no outstanding existing or authorized subscriptions, options, warrants, calls, rights or any other agreements of any character relating to the sale, issuance or voting of any shares of the capital stock of Hornblower.

     C. The board of directors of Hornblower has authorized the execution, delivery and performance of this agreement and the transactions contemplated hereby. This agreement has been duly executed and delivered by Hornblower and is a valid and legally binding obligation of Hornblower enforceable against Hornblower in accordance with its terms.

     D. The execution, delivery and performance of this agreement and the consummation of the transactions contemplated hereby will not violate any provision of law, the articles of incorporation of Hornblower, the by-laws of Hornblower, or any material agreement applicable to Hornblower. Except for such consents as have already been obtained and copies of which have been provided to the parties hereto, no consents are needed by Hornblower to enter into this agreement and consummate the transactions contemplated hereby.

     E. Hornblower has no subsidiaries and has no ownership, partnership or membership interest in any other entity.

     F. The books and records of Hornblower are open for inspection by the parties hereto. Hornblower is not aware of any event, occurrence, circumstance or liability, which is not reflected in such books and records which if reflected reasonably could be viewed as being materially adverse to the financial condition, operations or business prospects of Hornblower.

     G. Hornblower has made all such inspections of the books and records of the parties hereto and made all such inquires to such parties relating to the execution, delivery and performance of this agreement and the consummation of the transaction contemplated hereby as it has deemed necessary for a transaction of this type.

     2. Danbury. Danbury hereby represents and warrants that:

     A. Danbury is a corporation duly organized and validly existing under the laws of the Province of Ontario.

     B. There are Three Hundred Thousand (300,000) shares of the common stock of Danbury issued and outstanding and, as far as the records of Danbury reflect, such shares are owned by the Shareholders in the amounts set forth opposite each of the names of such Shareholders on Exhibit A. Each of the outstanding shares of common stock have been duly authorized, validly issued, and fully paid and are non-assessable and are not subject to preemptive rights. Except for the Three Hundred Thousand (300,000) outstanding shares of common stock, and except as disclosed on Schedule III.2B, Danbury has no securities outstanding. Except as disclosed on
Schedule III.2B, there are no outstanding existing or authorized subscriptions, options, warrants, calls, rights or any other agreements of any character relating to the sale, issuance or voting of any shares of the capital stock of Danbury.

     C. The board of directors and the shareholders of Danbury have authorized the execution, delivery and performance of this agreement and the transactions contemplated hereby. This agreement has been duly executed and delivered by Danbury and is a valid and legally binding obligation of Danbury enforceable against Danbury in accordance with its terms.

     D. The execution, delivery and performance of this agreement and the consummation of the transactions contemplated hereby will not violate any provision of law, the articles of incorporation of Danbury, the by-laws of Danbury, or any material agreement applicable to Danbury. Except for such consents as have already been obtained and copies of which have been provided to the parties hereto, no consents are needed by Danbury to enter into this agreement and consummate the transactions contemplated hereby.

     E. Danbury has no subsidiaries other than Hornblower and has no ownership, partnership or membership interest in any other entity.

     F. The books and records of Danbury are open for inspection by the parties hereto. Danbury is not aware of any event, occurrence, circumstance or liability, which is not reflected in such books and records which if reflected reasonably could be viewed as being materially adverse to the financial condition, operations or business prospects of Danbury.

     G. Danbury has made all such inspections of the books and records of the parties hereto and made all such inquires to such parties relating to the execution, delivery and performance of this agreement and the consummation of the transaction contemplated hereby as it has deemed necessary for a transaction of this type.

     3. Shareholders. Each of the Shareholders hereby represents and warrants that it is the legal and beneficial owner of that number of shares of Danbury as is set forth opposite the name of such Shareholder on Exhibit A, and that such shares represent one hundred percent (100%) of the issued and outstanding capital stock of Danbury. Each of the Shareholders further represents and warrants that it has made all such inspections of the books and records of the parties hereto and made all such inquires to such parties relating to the execution, delivery and performance of this agreement and the consummation of the transaction contemplated hereby as it has deemed necessary for a transaction of this type.


                          VI. CONDITIONS

     1. Accuracy of Representations and Warranties. The representations and warranties made by the parties shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

     2. No Material Adverse Change. Between the date hereof and the Closing Date, there shall not have occurred any material adverse change in the condition (financial or otherwise), business or results of operations of Hornblower or Danbury.

     3. No Injunction. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby.

                           V. INDEMNITY

     1. Indemnification. Each party hereto (each an "Indemnifying Party'), severally and not jointly, agrees to indemnify, defend and hold harmless each other party hereto and each of such other party's officers, directors, employees, accountants, attorneys and other agents (each an
"Indemnified Party") from any and all losses, liabilities, claims, demands, causes of action, suits or expenses (including reasonable attorneys fees) suffered by any such Indemnified Party which shall have arisen out of or relate to any breach by an Indemnifying Party of any representation, warranty, covenant or agreement made by such Indemnifying Party and contained herein.

     2. Survival. The parties hereto agree that the representations, warranties, covenants and agreements contained herein shall survive the Closing and continue to be binding.

                         VI. MISCELLANEOUS

     1. No Assignment. Without the prior written consent of all of the parties hereto, the rights under this agreement shall not be assignable. Any purported assignment which is not in compliance with this section shall be void.

     2. Entire Agreement. This agreement, together with the documents referred to herein, constitutes the entire agreement between the parties and supercedes all prior oral or written agreements.

     3. Amendment, Modification, Abandonment. This agreement may be amended, modified or abandoned only with the written consent of all of the parties hereto.

     4. Notices. Any notice or other communication provided for or allowed hereunder shall be considered to have been validly given if delivered personally, and evidenced by a receipt signed by an authorized agent or addressee, or 72 hours after being deposited in the United States or Canadian mail, registered or certified, postage prepaid, return receipt requested, or one business day after being sent overnight delivery by Federal Express or other courier service, or, in the case of faxed notice, when faxed, receipt acknowledged, and addressed as provided herein.

          A. If to Hornblower, at:

          Hornblower Investments, Inc.
          3215 Mathers Avenue
          West Vancouver, BC V7V 2K6
          Telephone: 604.913.8355
          Fax:             604.913.8358

          B. If to Danbury, at:

          Danbury Financial Corp.
          4122 Bathurst Street
          Toronto, ON M3H 2P3
          Telephone: 416.630.4897
          Fax: 416.630.6260

          C. If to Shareholders, at:

          The addresses set forth opposite the
          Shareholders names on Exhibit A

     5. Taxes. Each party shall be responsible for the payment of any taxes applicable to it which arise by virtue of the execution, delivery or performance of this agreement or the consummation of the transactions contemplated hereby.



    THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK



















IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of March 22, 2002.

          HORNBLOWER INVESTMENTS, INC.

          By: S/S Inge L.E. Kerster
          Name:      Inge L. E. Kerster
          Title:     President


                       DANBURY FINANCIAL, CORP.

          By: S/S Sandy Winick
          Name:   Sandy Winick
          Title:      President

SHAREHOLDERS
                                       S/S Sandy Winick
                                       Sandy Winick

                                       /S/ Brant Hodyno
                                            Brant Hodnyo

                                       /S/  Hyman Sherman
                                              Hyman Sherman

                                       /S/  Sally Sherman
                                             Sally Sherman

                                      /S/ Lance Larsen
                                          Lance Larsen

                                       /S/ Diane Winick
                                            Diane Winick

                                       /S/ Sydney Winick
                                            Sydney Winick

                                       /S/ Leighanne Elliot
                                            Leighanne Elliot

                                       /S/ Howard Kline
                                            Howard Klein

                                      /S/ Pierre Vella Zarb
                                          Pierre Vella-Zarb


                                      /S/ Cynthia Vella-Zarb
                                          Cynthia Vella-Zarb

                                     /S/ Ron Pearlman
                                         Ron Pearlman

                                    /S/ Elizabeth Pearlman
                                        Elizabeth Pearlman
___________________________________________________________________

SHAREHOLDERS                           NO.     OF SHARES

Sandy Winick                                    200,000
4122 Bathurst Street
Toronto, ON M3H 2P3

Brandt Hodyno                                     8,500
8340 Austin Street
Suite 2G
Kew Gardens, NY 11415-1833

Hyman Sherman                                    10,000
11 Townsgate Drive
Suite 1107
Thornhill ON L4S 8G4

Sally Sherman                                     5,000
11 Townsgate Drive
Suite 1107
Thornhill, ON L4S 8G4

Lance Larsen                                       3000
16125 Shawbrooke Road, SW
Calgary, AB T2Y 3B3

Diane Winick                                      2,500
80 Antibes Drive
Penthouse #3
Richmond Hill, ON M3R 2N5

Sydney Winick                                     2,500
80 Antibes Drive
Penthouse #3
Richmond Hill, ON M3R 2N5

Leighanne Elliot                                 21,000
121 Durham Street
New Westminster, BC V3L 1X2

Howard Klein                                     10,000
155 East Beaver Creek
Unit 24, Suite 320
Richmond Hill ON M4S 3D5

Pierre Vella-Zarb                                 5,000
56 Lisa Crescent
Thornhill, ON L5H 3R4

Cynthia Vella-Zarb                                5,000
50 Lisa Crescent
Thornhill ON L5H 3R4

Ron Perlman                                      10,000
50 Jutland Drive
Toronto, ON

Elizabeth Pearlman
50 Jutland Drive                                  1,000
Toronto, ON

Steven Bruk                                       2.500
3220 Mathers Avenue
West Vancouver, BC V7V 2K6

Richard Saad                                      2,500
3E 2775 Fir Street
Vancouver, BC V6J 3C2

Edward  D. Duncan                                 3,000
602 - 1460 Pennyfarthing
Vancouver, BC V0H 1H0

Ingeborg Wallace                                  3,500
404 Scott Point Drive
Salt Spring Island, BC V8K 2R2

Isaac Gokkes                                      5,000
206 - 8611 Ackroyd Road
Richmond, BC V6X 3P4

(Outstanding Securities)
Common Shares Subscribed                        300,000







                            EXHIBIT 2.2




                          PLAN OF MERGER
                     DANBURY FINANCIAL, CORP.
                               INTO
                   HORNBLOWER INVESTMENTS, INC.

1. Agreement and Plan of Merger. Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 22, 2002, between Danbury Financial, Corp., a corporation formed under the laws of the province of Ontario, Canada ("Danbury"), and Hornblower Investments, Inc., a Colorado corporation ("Hornblower"), copies of which Merger Agreement are on file with the registered offices of Danbury and Hornblower, and in accordance with Sections 7-111-104 and 7-111-107 of the Colorado Revised Statutes, Danbury will be
merged with and into Hornblower.   Hornblower will be the surviving
corporation and will change its name to Danbury Financial, Inc.

2. Terms and Conditions. The Merger Agreement provides standard terms and conditions. It is conditioned on (i) the accuracy of representations and warranties, (ii) the absence of material adverse changes, and (iii) no injunction of the transaction.

3. Conversion of Shares. By virtue of the merger, each share of common stock, no par value per share, of Danbury will be converted into the right to receive twenty (20) shares of the common stock, par value $.001 per share, of Hornblower. In addition, the right to receive common stock and warrants in Danbury pursuant to any outstanding subscription agreement shall be converted automatically into the right to receive an equivalent number of common shares and identical warrants in the surviving corporation.

4. Cancellation of Shares. All of the common stock of Hornblower, par value $.001 per share, outstanding immediately prior to the effective time of the merger will be cancelled pursuant to the merger.

5. Articles of Incorporation. The Articles of Incorporation of
Hornblower, as amended to reflect its name change to Danbury
Financial, Inc., will be the Articles of Incorporation of the surviving corporation.

In witness whereof, the undersigned have executed this Plan of Merger as of March 22, 2002.

DANBURY FINANCIAL, CORP.


By: /S/ Sandy Winick
Name:  Sandy Winick, President

HORNBLOWER INVESTMENTS, INC.


By: /S/ Inge L.E. Kerster
Name:  Inge L.E. Kerster, President







                            EXHIBIT 2.3





                        ARTICLES OF MERGER

                     DANBURY FINANCIAL, CORP.
                     (AN ONTARIO CORPORATION)
                               INTO
                   HORNBLOWER INVESTMENTS, INC.
                     (A COLORADO CORPORATION)


1. Plan of Merger. Filed simultaneously with these articles of merger is the plan of merger which has been duly adopted by Danbury Financial, Corp., a corporation organized under the laws of the Province of Ontario, Canada (the "Non-Surviving Corporation"), and Hornblower Investments, Inc., a Colorado corporation (the "Surviving Corporation"). Immediately before the merger, the Non-Surviving Corporation owned more than ninety percent (90%) of each class of outstanding voting securities of the Surviving Corporation.

2. Name; Place of Business. The name of the Surviving Corporation will be Danbury Financial, Corp, and its principal place of business will be 6021 Yonge Street, Suite 212, Toronto, ON M2M 3W2.

3. Statutory Agent. The name and address of the statutory agent for the service of process for the Surviving Corporation is: Jerald L. Woods, 518 17th Street, Suite 566, Denver, Colorado 80220.

4. Amendments to Articles of Incorporation. The plan of merger specifies that the articles of incorporation will be amended to change the name of Hornblower Investments, Inc. to Danbury
Financial, Corp. The plan of merger contains no other amendments to the articles of incorporation of the Surviving Corporation.

Accordingly, Article One of the Restated Articles of Incorporation of Hornblower Investments, Inc. is amended as follows: the name of the corporation is changed from "Hornblower Investments, Inc." to "Danbury Financial Corp."

5. Shareholder Votes. Pursuant to Sections B.16 108 (2) and 182.2 of the Ontario Revised Statutes approval of the shareholders of the Non-Surviving Corporation was required. The Non-Surviving Corporation had only one voting group entitled to vote on the merger. Pursuant to Section 7-111-104 of the Colorado Revised Statutes approval of the shareholders of the Surviving Corporation was not required. However, each of the holders of the voting securities of the Surviving Corporation outstanding immediately prior to the merger has consented to the merger, including the amendment to the articles of incorporation of the Surviving Corporation referenced in Section 4 above, by its execution of the Agreement and Plan of Merger.

With respect to Danbury Financial, Corp., the voting group consisted of Three Hundred Thousand (300,000) outstanding shares of common stock, no par value per share. Each of the shareholders of Danbury Financial, Corp. approved the merger by written consent in lieu of a shareholder meeting pursuant to RSO 1990, c. B.16, s.98. The written consent was sufficient for approval of the voting group.

6. Effective Time. The merger shall be effective upon the filing of these Articles of Merger. Such date and time complies with the merger statutes of the States of Nevada and Colorado, including, without limitation, Section 7-111-104(5) of the Colorado Revised Statutes.


These Articles of Merger are dated this 22nd day of March, 2002.


HORNBLOWER INVESTMENTS, INC.


By: S/S Inge L.E. Kerster
Name:   Inge L. E. Kerster
Its:        President






                           EXHIBIT 20.1


                      DANBURY FINANCIAL CORP.

                       UNANIMOUS CONSENT OF
                        BOARD OF DIRECTORS


       UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING OF THE
                       BOARD OF DIRECTORS OF
                      DANBURY FINANCIAL CORP.

            WHEREAS, upon the closing of the transactions contemplated by that certain Acquisition Agreement by and among Hornblower Investments, Inc. ("Hornblower"), Danbury Financial Corp. ("Danbury") and the persons listed on Schedule A thereto (the "Acquisition Agreement"), VIFC became the owner of more than ninety percent (90%) of each class of the outstanding voting securities of Hornblower;

            WHEREAS, the board of directors and shareholders of Danbury believe it to be in the best interests of the Corporation to merge with Hornblower provided that such merger is effected substantially in accordance with that certain Agreement and Plan of Merger (the "Merger Agreement"), that certain Plan of Merger (the "Plan of Merger") and those certain Articles of Merger (the "Articles of Merger"), copies of which documents are attached hereto;

            WHEREAS, the board of directors believes the cancellation and exchange set forth above represents adequate consideration for the merger;

            NOW, THEREFORE, it is unanimously,

            RESOLVED that Danbury merge with Hornblower; provided that such merger is effected substantially in accordance with the Merger Agreement; and further

            RESOLVED that Sandy Winick, an officer of the Corporation, acting alone, is hereby authorized and empowered for and on behalf and in the name of the Corporation to enter into, execute and deliver in the name and on behalf of the Corporation the Merger Agreement, the Plan of Merger, and the Articles of Merger, substantially in the form submitted and approved, with such additional, modified or revised terms as may be reasonably determined by such officer to be consistent with the best interests of the shareholders, which determination shall be evidenced by his execution thereof; and further

            RESOLVED that the officers, agents and employees of the Corporation are hereby authorized and empowered to do and perform such other acts and things and to make, execute and deliver, and to file and record, all such instruments and documents on behalf of the Corporation as may be necessary or be deemed by them appropriate to comply with or to evidence compliance with, the terms, conditions or provisions of the Merger Agreement and to carry out the Merger Agreement and Plan of Merger; and further

            RESOLVED that all acts and things previously or hereafter done or performed by any of the directors or officers of the Corporation which are in conformity with the intents and purposes of these resolutions, including the execution and delivery of the Merger Agreement, the Plan of Merger and the Articles of Merger, and the


consummation of the transactions contemplated thereby, shall be and the same are hereby in all respects ratified, confirmed and approved.

            IN WITNESS WHEREOF, the undersigned have executed this consent as of the 23rd day of March, 2002.


BOARD OF DIRECTORS

/S/ Sandy Winick
     Sandy Winick, President, Secretary, Treasurer and Director





                           EXHIBIT 20.2

                   HORNBLOWER INVESTMENTS, INC.

                       UNANIMOUS CONSENT OF
                        BOARD OF DIRECTORS



       UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING OF THE
        BOARD OF DIRECTORS OF HORNBLOWER INVESTMENTS, INC.


     WHEREAS, upon the closing of the transactions contemplated by that certain Acquisition Agreement by and between Danbury Financial Corp. ("Danbury") and the persons listed on Schedule A thereto (the "Acquisition Agreement"), the shareholders of Danbury became the owner of more than ninety percent (90%) of each class of the outstanding voting securities of the Corporation;

     WHEREAS, the board of directors and shareholders of the Corporation believe it to be in the best interests of the Corporation to merge with Danbury; provided that such merger is effected substantially in accordance with that certain Agreement and Plan of Merger (the "Merger Agreement"), that certain Plan of Merger (the "Plan of Merger") and those certain Articles of Merger (the "Articles of Merger"), copies of which documents are attached hereto;

     WHEREAS, the Merger Agreement provides that the Corporation will issue Six Million (6,000,000) shares of its common stock to the shareholders of Danbury in exchange for all of the outstanding voting securities of Danbury; and

     WHEREAS, the board of directors believes the exchange set forth above represents adequate consideration for the merger;

     NOW, THEREFORE, it is unanimously,

          RESOLVED that the Corporation merge with and Danbury;
provided that such merger is effected substantially in accordance with the Merger Agreement; and further

            RESOLVED that the name of the Corporation be changed to Danbury Financial Corp. and further

            RESOLVED that Inge L. E. Kerster, an officer of the Corporation, acting alone, is hereby authorized and empowered for and on behalf and in the name of the Corporation to enter into, execute and deliver in the name and on behalf of the Corporation the Merger Agreement, the Plan of Merger, and the Articles of Merger, substantially in the form submitted and approved, with such additional, modified or revised terms as may be reasonably determined by such officer to be consistent with the best interests of the shareholders, which determination shall be evidenced by her execution thereof; and further

            RESOLVED that the officers, agents and employees of the Corporation are hereby authorized and empowered to do and perform such other acts and things and to make, execute and deliver, and to file and record, all such instruments and documents on behalf of the Corporation as may be necessary or be deemed by them appropriate to comply with or to evidence compliance with, the terms, conditions or provisions of the Merger Agreement and to carry out the Merger
Agreement and Plan of Merger; and further

            RESOLVED that all acts and things previously or hereafter done or performed by any of the directors or officers of the Corporation which are in conformity with the intents and purposes of these resolutions, including the execution and delivery of the Merger Agreement, the Plan of Merger and the Articles of Merger, and the consummation of the transactions contemplated thereby, shall be and the same are hereby in all respects ratified, confirmed and approved.

            IN WITNESS WHEREOF, the undersigned have executed this consent as of the 22nd day of March, 2002.

BOARD OF DIRECTORS

/S/ Inge L.E. Kerster
    Inge L. E. Kerster, President, Secretary/Treasurer and Director